UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                             Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

HIGHWOODS PROPERTIES, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 5/15/08. 1 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice and Proxy Statement/Form 10K

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy.

To facilitate timely delivery please make the request as instructed below on or before 5/5/08.

To request material: Internet: www.proxyvote.com Telephone. 1-800-579-1639 Email: sendmaterial@proxyvote.com

**lf requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

HIGHWOODS PROPERTIES

3100 SMOKETREE COURT - SUITE 600

RALEIGH, NC 27604-1051 Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM Use the Internet to transmit your voting Instructions and for electronic delivery of information up until 11:59 PM. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

HIGH WOODS PROPERTIES, INC.

BROADRIDGE

FINANCIAL SOLUTIONS, INC.

ATTENTION:

TEST PRINT

51 MERCEDES WAY

EDGEWOOD, NY

11717

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Meeting Location

The Annual Meeting for holders as of 3/3/08

is to be held on 5/15/08 at 11:00 a.m.

at: Raleigh Marriott Crabtree Valley

4500 Marriott Drive

Raleigh, North Carolina 27612

Phone: 919-781-7000

Directions from RDU Airport:

Take Interstate 540 North toward US 70, Exit US 70 East. Turn left on Marriott Drive. This stop light is directly across from the main entrance to the Crabtree Valley Mall.

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Voting Items THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR EACH OF THESE PROPOSALS:

1. ELECTION OF DIRECTORS

01) Thomas ii. Adler

02) Kay N. Callison

03) 0. Temple Sloan, Jr.

2. RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM for the fiscal year ending December 31, 2008.

3. APPROVAL OF A PROPOSED CHARTER AMENDMENT TO DECLASSIFY THE BOARD OF DIRECTORS.

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BROADRIDGE

FINANCIAL SOLUTIONS, INC.

ATTENTION:

TEST PRINT

51 MERCEDES WAY

EDGEWOOD, NY

11717

23,456,789,012.00000

431284D99

P56479-01S 4 8

3 OF 4

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20 000000000110

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